Exhibit 99.1

Union Pacific Reports All-Time Quarterly Records

Third Quarter Diluted Earnings per Share up 23 Percent

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share of $1.53 improved 23 percent.

•	Operating revenues totaled $6.2 billion, up 11 percent.

•	Operating income totaled $2.3 billion, up 19 percent.

•	Operating ratio of 62.3 percent improved 2.5 points.

Omaha, Neb., October 23, 2014 – Union Pacific Corporation (NYSE: UNP) today reported 2014 third quarter net income of $1.4 billion, or $1.53 per diluted share, compared to $1.15 billion, or $1.24 per diluted share, in the third quarter 2013.

“Union Pacific achieved record quarterly financial results, leveraging the strengths of our diverse franchise to handle strong volume growth,” said Jack Koraleski, Union Pacific chief executive officer. “As we continue to focus on improving our service, we are encouraged by the accomplishments we achieved in the quarter, including a two and a half point improvement in our Operating Ratio to a record 62.3 percent.”

-more-

Third Quarter Summary

Operating revenue increased 11 percent in the third quarter 2014 to $6.2 billion, versus $5.6 billion in the third quarter 2013. Third quarter business volumes, as measured by total revenue carloads, increased 7 percent compared to 2013. Volume increased in agricultural products, industrial products, intermodal, automotive and chemicals. Coal volumes were flat versus 2013. In addition:

•	Quarterly freight revenue increased 11 percent compared to the third quarter 2013, driven by volume growth and core pricing gains.

•

Union Pacific’s operating ratio of 62.3 percent was an all-time quarterly record, 2.5 points better than the third quarter 2013 and 1.2 points better than the previous all-time quarterly record set in the second quarter 2014.

•	The average quarterly diesel fuel price of $3.01 per gallon in the third quarter 2014 was down 5 percent compared to the third quarter 2013.

•	Quarterly train speed, as reported to the Association of American Railroads, was 23.8 mph, 10 percent slower than the third quarter 2013.

•	The Company repurchased more than 8.3 million shares in the third quarter 2014 at an average share price of $102.54 and an aggregate cost of $856 million.

Summary of Third Quarter Freight Revenues

•	Industrial Products up 19 percent

•	Agricultural Products up 19 percent

•	Intermodal up 15 percent

•	Chemicals up 6 percent

•	Automotive up 3 percent

•	Coal up 2 percent

-more-

2014 Outlook

“We are optimistic about the remainder of the year,” Koraleski said. “Assuming the economy and weather cooperate, we are well positioned to finish up the year with record results. We continue to see tremendous opportunity across our diverse franchise and remain focused on improving our network velocity and fluidity so that we can leverage these opportunities by safely providing our customers with excellent service and our shareholders with strong returns.”

About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2004-2013, Union Pacific invested approximately $30 billion in its network and operations to support America’s transportation infrastructure. The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Mike Staffenbeal, (402) 544-4227.

Media contact is Tom Lange, (402) 544-3560.

Supplemental financial information is attached.

-more-

****

This presentation and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions; the potential impact of weather on its operations; and its ability to generate record financial returns, improve network performance and fluidity, provide quality customer service, and provide returns to its shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2013, which was filed with the SEC on February 7, 2014. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2014	2013	%		2014	2013	%
Operating Revenues
Freight revenues	$5,819	$5,250	11%		$16,766	$15,387	9%
Other revenues	363	323	12		1,069	946	13
Total operating revenues	6,182	5,573	11		17,835	16,333	9

Operating Expenses
Compensation and benefits	1,287	1,196	8		3,787	3,597	5
Fuel	882	866	2		2,726	2,629	4
Purchased services and materials	650	588	11		1,893	1,730	9
Depreciation	481	447	8		1,415	1,319	7
Equipment and other rents	310	309	-		938	924	2
Other	242	205	18		696	661	5
Total operating expenses	3,852	3,611	7		11,455	10,860	5

Operating Income	2,330	1,962	19		6,380	5,473	17
Other income	20	28	(29)		80	91	(12)
Interest expense	(144)	(138)	4		(415)	(399)	4
Income before income taxes	2,206	1,852	19		6,045	5,165	17
Income taxes	(836)	(701)	19		(2,296)	(1,951)	18
Net Income	$1,370	$1,151	19%		$3,749	$3,214	17%

Share and Per Share*
Earnings per share - basic	$1.53	$1.25	22%		$4.16	$3.46	20%
Earnings per share - diluted	$1.53	$1.24	23		$4.14	$3.44	20
Weighted average number of shares - basic	893.2	923.5	(3)		900.9	929.9	(3)
Weighted average number of shares - diluted	896.9	928.4	(3)		904.8	934.9	(3)
Dividends declared per share	$0.50	$0.395	27		$1.41	$1.085	30

Operating Ratio	62.3%	64.8%	(2.5)	pts	64.2%	66.5%	(2.3)	pts
Effective Tax Rate	37.9%	37.9%	-	pts	38.0%	37.8%	0.2	pts

*

On June 6, 2014, we completed a two-for-one stock split, effected in the form of a 100% stock dividend. All references to common shares and per share amounts have been retroactively adjusted to reflect the stock split for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2014	2013	%	2014	2013	%
Freight Revenues (Millions)
Agricultural	$915	$771	19%	$2,759	$2,339	18%
Automotive	527	512	3	1,560	1,533	2
Chemicals	936	883	6	2,742	2,646	4
Coal	1,099	1,082	2	3,049	2,993	2
Industrial Products	1,161	975	19	3,302	2,868	15
Intermodal	1,181	1,027	15	3,354	3,008	12
Total	$5,819	$5,250	11%	$16,766	$15,387	9%

Revenue Carloads (Thousands)
Agricultural	239	210	14%	721	631	14%
Automotive	204	195	5	600	576	4
Chemicals	288	282	2	841	840	-
Coal	466	468	-	1,313	1,284	2
Industrial Products	363	325	12	1,033	931	11
Intermodal*	936	848	10	2,693	2,480	9
Total	2,496	2,328	7%	7,201	6,742	7%

Average Revenue per Car
Agricultural	$3,836	$3,679	4%	$3,828	$3,707	3%
Automotive	2,590	2,620	(1)	2,600	2,661	(2)
Chemicals	3,249	3,134	4	3,261	3,151	3
Coal	2,362	2,312	2	2,323	2,331	-
Industrial Products	3,195	2,998	7	3,195	3,080	4
Intermodal*	1,260	1,211	4	1,245	1,213	3
Average	$2,331	$2,255	3%	$2,328	$2,282	2%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Sep. 30, 2014	Dec. 31, 2013
Assets
Cash and cash equivalents	$1,887	$1,432
Other current assets	2,893	2,558
Investments	1,384	1,321
Net properties	45,553	43,749
Other assets	851	671
Total assets	$52,568	$49,731

Liabilities and Common Shareholders’ Equity
Debt due within one year	$460	$705
Other current liabilities	3,373	3,086
Debt due after one year	11,045	8,872
Deferred income taxes	14,421	14,163
Other long-term liabilities	1,716	1,680
Total liabilities	31,015	28,506

Total common shareholders’ equity	21,553	21,225

Total liabilities and common shareholders’ equity	$52,568	$49,731

Debt to Capital	34.8%	31.1%
Adjusted Debt to Capital*	40.2%	37.6%

*	Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2014	2013
Operating Activities
Net income	$3,749	$3,214
Depreciation	1,415	1,319
Deferred income taxes	289	637
Other - net	(95)	(289)
Cash provided by operating activities	5,358	4,881

Investing Activities
Capital investments	(3,226)	(2,635)
Other - net	(99)	39
Cash used in investing activities	(3,325)	(2,596)

Financing Activities
Debt issued	2,588	944
Common shares repurchased	(2,312)	(1,432)
Dividends paid	(1,186)	(968)
Debt repaid	(678)	(217)
Debt exchange	-	(288)
Other - net	10	(21)
Cash used in financing activities	(1,578)	(1,982)

Net Change in Cash and Cash Equivalents	455	303
Cash and cash equivalents at beginning of year	1,432	1,063
Cash and Cash Equivalents End of Period	$1,887	$1,366

Free Cash Flow*
Cash provided by operating activities	$5,358	$4,881
Cash used in investing activities	(3,325)	(2,596)
Dividends paid	(1,186)	(968)
Free cash flow	$847	$1,317

*

Free cash flow is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2014	2013	%	2014	2013	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	259,969	241,350	8%	752,638	704,434	7%
Employees (average)	47,550	46,605	2	46,922	46,610	1
GTMs (millions) per employee	5.47	5.18	6	16.04	15.11	6

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.01	$3.17	(5)%	$3.08	$3.17	(3)%
Fuel consumed in gallons (millions)	283	265	7	860	808	6
Fuel consumption rate*	1.091	1.098	(1)	1.143	1.147	-

AAR Reported Performance Measures
Average train speed (miles per hour)	23.8	26.3	(10)%	24.1	26.1	(8)%
Average terminal dwell time (hours)	29.7	26.3	13	30.1	26.8	12

Revenue Ton-Miles (Millions)
Agricultural	22,552	18,452	22%	69,363	56,707	22%
Automotive	4,183	3,995	5	12,481	11,931	5
Chemicals	19,159	18,541	3	56,823	56,211	1
Coal	50,660	51,325	(1)	140,916	141,037	-
Industrial Products	22,859	19,665	16	65,876	58,237	13
Intermodal	21,192	19,305	10	62,452	58,537	7
Total	140,605	131,283	7%	407,911	382,660	7%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2014
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,286	$5,661	$5,819	$16,766
Other revenues	352	354	363	1,069
Total operating revenues	5,638	6,015	6,182	17,835

Operating Expenses
Compensation and benefits	1,254	1,246	1,287	3,787
Fuel	921	923	882	2,726
Purchased services and materials	607	636	650	1,893
Depreciation	464	470	481	1,415
Equipment and other rents	312	316	310	938
Other	226	228	242	696
Total operating expenses	3,784	3,819	3,852	11,455

Operating Income	1,854	2,196	2,330	6,380
Other income	38	22	20	80
Interest expense	(133)	(138)	(144)	(415)
Income before income taxes	1,759	2,080	2,206	6,045
Income tax expense	(671)	(789)	(836)	(2,296)
Net Income	$1,088	$1,291	$1,370	$3,749

Share and Per Share*
Earnings per share - basic	$1.20	$1.43	$1.53	$4.16
Earnings per share - diluted	$1.19	$1.43	$1.53	$4.14
Weighted average number of shares - basic	908.1	901.5	893.2	900.9
Weighted average number of shares - diluted	912.5	905.0	896.9	904.8
Dividends declared per share	$0.455	$0.455	$0.50	$1.41

Operating Ratio	67.1%	63.5%	62.3%	64.2%
Effective Tax Rate	38.1%	37.9%	37.9%	38.0%

*

On June 6, 2014, we completed a two-for-one stock split, effected in the form of a 100% stock dividend. All references to common shares and per share amounts have been retroactively adjusted to reflect the stock split for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2014
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$910	$934	$915	$2,759
Automotive	488	545	527	1,560
Chemicals	893	913	936	2,742
Coal	961	989	1,099	3,049
Industrial Products	1,011	1,130	1,161	3,302
Intermodal	1,023	1,150	1,181	3,354
Total	$5,286	$5,661	$5,819	$16,766

Revenue Carloads (Thousands)
Agricultural	239	243	239	721
Automotive	188	208	204	600
Chemicals	270	283	288	841
Coal	430	417	466	1,313
Industrial Products	314	356	363	1,033
Intermodal*	833	924	936	2,693
Total	2,274	2,431	2,496	7,201

Average Revenue per Car
Agricultural	$3,815	$3,833	$3,836	$3,828
Automotive	2,591	2,619	2,590	2,600
Chemicals	3,307	3,230	3,249	3,261
Coal	2,236	2,369	2,362	2,323
Industrial Products	3,218	3,175	3,195	3,195
Intermodal*	1,227	1,246	1,260	1,245
Average	$2,324	$2,329	$2,331	$2,328

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Sep. 30, 2014	Dec. 31, 2013
Debt (a)	$11,505	$9,577
Equity	21,553	21,225
Capital (b)	$33,058	$30,802

Debt to capital (a/b)	34.8%	31.1%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Sep. 30, 2014	Dec. 31, 2013
Debt	$11,505	$9,577
Net present value of operating leases	2,866	3,057
Unfunded pension and OPEB	146	170
Adjusted debt (a)	14,517	12,804
Equity	21,553	21,225
Adjusted capital (b)	$36,070	$34,029

Adjusted debt to capital (a/b)	40.2%	37.6%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 5.4% at September 30, 2014, and 5.7% at December 31, 2013. The discount rate reflects our effective interest rate. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.